UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 22, 2008

Washington Mutual, Inc.
(Exact name of registrant as specified in its charter)

Washington	1-14667	91-1653725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 Second Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 461-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 22, 2008, Washington Mutual, Inc. issued a press release and held a conference call regarding its results of operations and financial condition for the quarter ended June 30, 2008. The text of the press release is included as Exhibit 99.1 to this report, the financial supplement to the press release is included as Exhibit 99.2 to this report and the credit risk management slides supplement for the conference call is included as Exhibit 99.3 to this report. The information included in the press release text, financial supplement and credit risk management slides supplement for the conference call is considered to be “furnished” under the Securities Exchange Act of 1934. The Company will include final financial statements and additional analyses for the quarter ended June 30, 2008, as part of its Form 10-Q covering that period.

Item 9.01  Financial Statements and Exhibits

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description
99.1	Press release text of Washington Mutual, Inc. dated July 22, 2008.
99.2	Financial supplement of Washington Mutual, Inc.
99.3	Credit risk management slides supplement for Washington Mutual, Inc. conference call held on July 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON MUTUAL, INC.

Dated: July 22, 2008	By:	/s/ Thomas W. Casey
Thomas W. Casey
Executive Vice President and Chief Financial Officer
of Washington Mutual, Inc.